Exhibit 10.2

WHEN RECORDED OR FILED,
PLEASE RETURN TO:

Bracewell LLP

711 Louisiana Street, Suite 2300

Houston, Texas 77002

Attention: G. Adam Dempsey

Space above for County Recorder’s Use

REAFFIRMATION AND AMENDMENT OF MORTGAGE, ASSIGNMENT OF LEASES, SECURITY AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT

This Reaffirmation and Amendment of Mortgage, Assignment of Leases, Security Agreement, Fixture Filing and Financing Statement (this “Agreement”) dated effective as of November 29, 2017 (the “Effective Date”), is made by and among Energy Corporation of America, a West Virginia corporation (“ECA”), whose address for notice is 4643 South Ulster Street, Suite 1100, Denver, Colorado 80237, Greylock Production, LLC, a Delaware limited liability company (“Greylock”), whose address for notice is 500 Corporate Landing, Charleston, West Virginia 25311, and The Bank of New York Mellon Trust Company, N.A., a national banking association, acting not in its individual capacity but solely as trustee of ECA Marcellus Trust I, a Delaware statutory trust (in such capacity, the “Mortgagee”), whose address for notice is c/o The Bank of New York Mellon Trust Company, N.A., 919 Congress Avenue, Suite 500, Austin, Texas 78701.

RECITALS

A.                                    Reference is made to that certain Mortgage, Assignment of Leases, Security Agreement, Fixture Filing and Financing Statement dated as of July 7, 2010, executed by ECA in favor of Mortgagee, duly filed of record in Greene County, Pennsylvania, on July 8, 2010, under the following recording information: Instrument No. 201000003697, Book 0431, and Page 3627 (the “Mortgage”).

B.                                    ECA has agreed, to the extent it holds any interest in the Mortgaged Properties (as defined in the Mortgage), to transfer such interest, if any, to Greylock, subject to the Mortgage, and Greylock has agreed to receive such interests in the Mortgaged Properties, if any, subject to the Mortgage.

C.                                    ECA, Greylock and Mortgagee wish to enter into this Agreement in order to (i) reaffirm the liens and security interests granted in the Mortgage to secure the secured obligations described therein, and (ii) make such other amendments thereto as provided herein.

THEREFORE, in connection with the foregoing and for other good and valuable consideration, ECA, Greylock, and Mortgagee agree as follows:

Section 1.                                           Definitions.  All capitalized terms defined in the Mortgage which are used in this Agreement and which are not otherwise defined herein shall have the meanings assigned to such terms in the Mortgage.

Section 2.                                           Assignment.  ECA confirms that, to the extent it holds any interest in the Mortgaged Properties, all of ECA’s right, title, and interest in and to such Mortgaged Properties has been conveyed to Greylock.  Greylock confirms that, to the extent ECA holds any interest in the Mortgaged Properties,  Greylock has acquired any right that ECA may have with respect to the Mortgaged Properties subject to the Mortgage and the covenants, agreements, obligations, liabilities and duties of the “Mortgagor” under, and as defined in, the Mortgage (“Transfer”).

Section 3.                                           Reaffirmation.  Greylock reaffirms, ratifies, confirms and acknowledges (a) the liens and security interest granted pursuant to the Mortgage securing the secured obligations described therein, (b) the Mortgage, as amended hereby, and (c) the obligations, covenants, representations and warranties of the Mortgagor under the Mortgage, as amended and renewed hereby, in favor of the Mortgagee.  Greylock further agrees and acknowledges that the liens and security interest granted by the Mortgage are, and shall continue in full force and effect, to secure the performance of the secured obligations described therein.

Section 4.                                           Amendments.

(i)                                     The term “Mortgage” as used in the Mortgage is hereby amended to mean the Mortgage, as amended and reaffirmed by this Agreement.

(ii)                                  The term “Mortgagor” as used in the Mortgage is hereby amended to mean Greylock Energy, LLC, a Delaware limited liability company.

(iii)                               The notice address for Greylock, as Mortgagor, specified at the end of the Mortgage (as referenced in Section 5.12 of the Mortgage) is hereby amended in its entirety to read as follows, and ECA, Greylock, and Mortgagee hereby agree that this Section 4(iii) constitutes a valid notice of address change required under Section 5.12 of the Mortgage:

The address of Mortgagor is:

Greylock Production, LLC
500 Corporate Landing
Charleston, WV 25311
Attention: Benjamin Sullivan
Phone: 304-925-6100
Email: bsullivan@greylockenergy.com

And

Greylock Production, LLC
c/o ArcLight Capital Partners, LLC
200 Clarendon Street, 55th Floor
Boston, MA 02117
Attention: Lucius Taylor

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Phone: 617-531-6358
Email: ltaylor@arclightcapital.com

With a copy to:

ArcLight Capital Partners, LLC
200 Clarendon Street, 55th Floor
Boston, MA 02117
Attention: Christine Miller
Phone: 617-531-6338
Email: cmiller@arclightcapital.com

Section 5.                                           Effectiveness of Mortgage.  As amended by this Agreement, the Mortgage shall remain in full force and effect.  None of the rights, titles and interests existing and to exist under the Mortgage are hereby released, diminished or impaired.

Section 6.                                           Consent.  In connection with the Transfer, Mortgagee hereby consents to the assignment to Greylock or an Affiliate of Greylock of each of (i) the Administrative Services Agreement by and among ECA, Mortgagee and ECA Marcellus Trust I dated as of July 7, 2010 and (ii) the letter agreement by and between ECA and Mortgagee dated as of July 7, 2010 regarding certain loans to be made by ECA, and Greylock hereby assumes the obligations of ECA under the Administrative Services Agreement and such letter agreement.

Section 7.                                           Invalidity of Certain Provisions.  A determination that any provision of this Agreement is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Agreement to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

Section 8.                                           Counterparts.  This Agreement may be executed in several counterparts, all of which are identical.  All of the counterparts hereof together shall constitute one and the same instrument.

Section 9.                                           CHOICE OF LAW.  WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW THAT MAY CAUSE THE APPLICATION OF LAWS OF ANY OTHER JURISDICTION, THIS MORTGAGE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA.

Section 10.                                    Successors and Assigns.  This Agreement shall be binding upon Greylock, and the successors and assigns of Greylock in the Mortgaged Property, and shall inure to the benefit of Mortgagee and its respective successors and assigns, and shall constitute covenants running with the Mortgaged Properties. All references in this Agreement to Greylock or Mortgagee shall be deemed to include all such successors and assigns.

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Section 11.                                    Article and Section Headings.  The article and section headings in this Agreement are inserted for convenience of reference and shall not be considered a part of this Agreement or used in its interpretation.

Section 12.                                    Due Authorization.  Greylock hereby represents, warrants and covenants to Mortgagee that the obligations of Greylock under this Agreement are the valid, binding and legally enforceable obligations of Greylock, that the execution and delivery of this Agreement by Greylock has been duly and validly authorized in all respects by Greylock, and that the persons who are executing and delivering this Agreement on behalf of Greylock have full power, authority and legal right to so do, and to observe and perform all of the terms and conditions of this Agreement on Greylock’s part to be observed or performed.

Section 13.                                    FINAL AGREEMENT OF THE PARTIES.  THE MORTGAGE, THIS AGREEMENT, AND THE OTHER WRITTEN TRANSACTION DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of this page intentionally left blank.  Signature pages to follow.]

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IN WITNESS WHEREOF, this Agreement is executed by ECA, Greylock, and Mortgagee on the dates set forth in the acknowledgements below, to be effective as of the Effective Date.

ECA:

ENERGY CORPORATION OF AMERICA

	By:	/s/ J. Michael Forbes
	Name:	J. Michael Forbes
	Title:	Senior Vice President and CFO

THE STATE OF WEST VIRGINIA	§
§
COUNTY OF KANAWHA	§

This instrument was acknowledged before me on the 28th day of November, 2017, by J. Michael Forbes, as Senior Vice President and CFO of Energy Corporation of America, a West Virginia corporation, on behalf of said corporation.

In witness whereof, I hereunto set my hand and official seal.

[SEAL]

/s/ Roger Ray Lovejoy, II

My Commission Expires: September 5, 2021

Signature Page to Assignment, Reaffirmation and Amendment

(Greene County, Pennsylvania)

GREYLOCK:

GREYLOCK ENERGY, LLC

	By:	/s/ Benjamin Sullivan
	Name:	Benjamin Sullivan
	Title:	Vice President

STATE OF WEST VIRGINIA	)
)
COUNTY OF KANAWHA	)

This instrument was acknowledged before me on the 28th day of November, 2017, by Benjamin Sullivan, as Vice President of Greylock Production, LLC, a Delaware limited liability company, on behalf of said limited liability company.

SEAL (if any)

/s/ Roger Ray Lovejoy, II
Notary Public

My commission expires: September 5, 2021

Signature Page to Assignment, Reaffirmation and Amendment

(Greene County, Pennsylvania)

MORTGAGEE:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as trustee of ECA Marcellus Trust I,
a Delaware statutory trust

	By:	/s/ Sarah Newell
	Name:	Sarah Newell
	Title:	Vice President

STATE OF TEXAS	§
§
COUNTY OF TRAVIS	§

This instrument was acknowledged before me on November 29, 2017, by Sarah Newell, as Vice President of The Bank of New York Mellon Trust Company, N.A., a national banking association, on behalf of said national banking association.

SEAL (if any)

/s/ Robert A. Rodriguez
Notary Public

My commission expires: 07-11-18

Signature Page to Assignment, Reaffirmation and Amendment

(Greene County, Pennsylvania)